LORD ABBETT TRUST I

Lord Abbett Short Duration High Yield Fund

Supplement dated December 9, 2022 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

December 1, 2022

The following table replaces the table in the section under “Fees and Expenses” beginning on page 2 of the summary prospectus and page 15 of the statutory prospectus:

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.20%	0.91%(4)	0.10%	None	None
Other Expenses	1.05%	1.05%	1.05%	1.02%	1.05%
Total Annual Fund Operating Expenses(5)	1.60%	2.31%	1.50%	1.37%	1.40%
Fee Waiver and/or Expense Reimbursement(6)	(0.95)%	(0.95)%	(1.05)% (7)	(0.95)%	(0.95)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	0.65%	1.36%	0.45%	0.42%	0.45%

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	1.05%	1.05%	1.05%	1.05%	1.02%
Total Annual Fund Operating Expenses(5)	2.00%	1.90%	1.65%	1.40%	1.37%
Fee Waiver and/or Expense Reimbursement(6)	(0.95)%	(0.95)%	(0.95)%	(0.95)%	(0.95)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	1.05%	0.95%	0.70%	0.45%	0.42%

(1) A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2) A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(4) The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5) These amounts have been updated from fiscal year amounts to reflect current fees and expenses.

(6) For the period from December 1, 2022 through December 8, 2022, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.48% for each of Class F3 and R6 shares and to an annual rate of 0.51% for each other class. This agreement may be terminated only by the Fund’s Board of Trustees. For the period from December 9, 2022 through November 30, 2023, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.42% for Class F3 and R6 shares and to an annual rate of 0.45% for each other class. This agreement may be terminated only by the Fund’s Board of Trustees.

(7) For the period from December 1, 2022 through November 30, 2023, Lord Abbett Distributor LLC (“Lord Abbett Distributor”) has contractually agreed to waive the Fund’s 0.10% Rule 12b-1 fee for Class F shares. This agreement may be terminated only by the Fund’s Board of Trustees.

The section titled “Fees and Expenses–Example” beginning on page 3 of the summary prospectus and page 16 of the statutory prospectus, is replaced in its entirety as follows:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$290	$628	$988	$2,004	$290	$628	$988	$2,004
Class C Shares	$238	$630	$1,149	$2,572	$138	$630	$1,149	$2,572
Class F Shares	$46	$371	$719	$1,701	$46	$371	$719	$1,701
Class F3 Shares	$43	$340	$659	$1,564	$43	$340	$659	$1,564
Class I Shares	$46	$349	$675	$1,597	$46	$349	$675	$1,597
Class R2 Shares	$107	$535	$990	$2,251	$107	$535	$990	$2,251
Class R3 Shares	$97	$505	$938	$2,145	$97	$505	$938	$2,145
Class R4 Shares	$72	$427	$807	$1,875	$72	$427	$807	$1,875
Class R5 Shares	$46	$349	$675	$1,597	$46	$349	$675	$1,597
Class R6 Shares	$43	$340	$659	$1,564	$43	$340	$659	$1,564

The relevant disclosure in the section under “Management and Organization of the Funds–Management Fee” beginning on page 53 of the statutory prospectus, is replaced with the following:

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Prior to December 9, 2022, Lord Abbett was entitled to a management fee for Short Duration High Yield Fund as calculated at the following annual rates:

0.45% on the first $1 billion of average daily net assets; and

0.40% on the Fund’s average daily net assets over $1 billion.

For the fiscal year ended July 31, 2022, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0% for Short Duration High Yield Fund.

Effective December 9, 2022, Lord Abbett is entitled to a management fee for Short Duration High Yield Fund as calculated at the following annual rates:

0.35% on the first $1 billion of average daily net assets; and

0.31% on the Fund’s average daily net assets over $1 billion.

The relevant rows in the table titled “Management Fee Rates” in the section under “Investment Advisory and Other Services, Fees, and Expenses” beginning on page 6-1 of the statement of additional information (“SAI”), are replaced with the following:

The management fee is accrued daily, payable monthly, and calculated at the following annual rates:

Short Duration High Yield Fund
First $1 billion	0.35%
Over $1 billion	0.31%

The relevant row in the table in the section under “Investment Advisory and Other Services, Fees, and Expenses—Contractual Fee Waivers and Expense Limitations” on page 6-2 of the SAI is replaced with the following:

	Contract Period	Class F3 and R6	All Other Share Classes
Short Duration High Yield Fund	December 9, 2022 – November 30, 2023	0.42%	0.45%

Please retain this document for your future reference.